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                                EXHIBIT 10.13





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                            STOCK PLEDGE AGREEMENT


     This agreement entered into as of April 1, 1995, between All American Group, Inc., a Delaware corporation, Dorothy Hatfield, Guy E. Hatfield, Julia Hatfield King, Scott Jeffrey Hatfield (collectively referred to as
"Pledgor" and sometimes individually referred to as the "Obligors"), and Host Funding, Inc., a Maryland corporation, ("Pledgee").

     1.  UNDERLYING FACTS/RECITALS.

             1.1 Pursuant to the terms of a Contribution and Assumption Agreement executed by Pledgor and Pledgee concurrently with this agreement (the "Contribution and Assumption Agreement"), Pledgor has agreed to purchase from Pledgee 26.2 fractional shares ("Shares") of the issued and outstanding voting common stock of Host Funding, Inc., a Maryland corporation (the "Company").


             1.2 As payment for the purchase price of such Shares, each of the Obligors has agreed to execute and deliver to Pledgee a promissory note ("Note") dated the same date as this agreement, in the principal sum of $1,805,675.


             1.3 In consideration of Pledgee's execution of the Contribution and Assumption Agreement and acceptance of the Note, Pledgor has agreed to secure the Note by a pledge of the Shares. Pledgee is willing to secure the Note by a pledge of the Shares. Pledgee is willing to accept the Note as payment for the Shares, if payment of the Note is secured by Pledgor's pledge of the Shares.


     2. PLEDGE OF SHARES. Pledgor hereby grants to Pledgee a security interest in the Shares, together with all additional shares issued to Pledgor by reason of a stock split or stock dividend, which additional shares are related to the Shares. Any

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additional shares deposited by Pledgor with the Pledgeholder named below for the benefit of Pledgee shall be immediately subject to this agreement and shall be included in the word "Shares" for all purposes of this agreement with the same force and effect as the original Shares pledged by Pledgor.

     3. DEBTS AND OBLIGATIONS. The security interest in the Shares granted pursuant to this agreement shall secure Pledgor's full and prompt performance of all terms and payment of all sums required under the Note.


     4.  PLEDGEHOLDER, DELIVERY OF SHARE CERTIFICATES.


             4.1 Pledgor and Pledgee hereby designate Hotel Mortgage Resources, Inc., a Delaware corporation, to act as the pledgeholder ("Pledgeholder") of the Shares during the term of this agreement. Except as provided above, Pledgeholder may be changed only upon the mutual consent of the parties. Concurrently with the execution of the Note and this agreement, Pledgor shall deliver to Pledgeholder a certificate registered in the name of Pledgor with a separate stock assignment form endorsed in blank and undated evidencing the Shares to be held by Pledgeholder in accordance with the terms of this agreement. Pledgor agrees to deposit with Pledgeholder in the same manner all additional share certificates evidencing additional Shares which may from time to time be issued by Company to Pledgor during the term of this agreement.


             4.2 Pledgeholder is not the agent of Pledgee or Pledgor and is not responsible for knowing or interpreting any provision of the Note or this agreement. Pledgeholder shall perform its duties and obligations under this agreement only upon receipt of written instructions of either Pledgee or Pledgor, as the case may be, or their authorized agents or representatives. Copies of all instructions delivered to Pledgeholder shall concurrently be


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delivered to the noninstructing party at its address set forth below.


             4.3 In the event Pledgeholder receives conflicting instructions or demands or an objection to any one set of instructions, Pledgeholder shall immediately notify the parties of such conflict or objection and shall take no action of any nature whatsoever so long as such conflict or objection continues. In so doing, Pledgeholder shall not be or become liable for any damages to the parties for Pledgeholder's failure to comply with conflicting demands or instructions. Pledgeholder shall continue to refrain from taking any action until all differences have been resolved by the mutual agreement of the parties, a copy of which shall be delivered to Pledgeholder, or until the rights of the parties have been finally adjudicated in a court of proper jurisdiction. In the event the parties are unable to resolve such differences within a reasonable period of time, Pledgeholder, at its sole discretion and at the expense of the parties, shall have the right, but not the obligation, to file a suit in interpleader or for a declaratory judgment for the purpose of having the respective rights of the parties adjudicated in respect to this agreement and Shares held by Pledgeholder. The parties jointly and severally agree to pay all costs, expenses and reasonable attorneys' fees incurred by Pledgeholder in connection with the resolution of such differences, and in any resulting interpleader proceeding; provided, however, the prevailing party in any such action shall have the right to reimbursement from the other party for all costs and expenses including attorneys' fees paid by such prevailing party to the Pledgeholder pursuant to this agreement.


             4.4 The parties shall jointly and severally indemnify, defend and hold the Pledgeholder harmless from and against any and all claims, losses and liabilities, including attorneys' fees, arising out of or in connection with serving as Pledgeholder, provided, however, that Pledgeholder shall not be indemnified for bad faith or intentional misconduct.


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     5.  DIVIDEND AND VOTING RIGHTS.  The parties agree so long as there is no default in payment of the Note or a default under this agreement, the dividend and voting rights for the Shares shall be as follows:

              a. All cash or property dividends paid with respect to the Shares shall be paid to Pledgor;

              b.  The Shares shall be held of record by Pledgor.

     6. DEFAULT. The occurrence of any one of the following events shall constitute an event of default under this agreement:

              6.1 Pledgor's failure to pay any indebtedness secured hereby in accordance with its terms, and such failure continues for a period of more than thirty (30) days after written notice by Secured Party to Debtor.

              6.2 A court of competent jurisdiction enters a decree or order for relief in favor of Pledgor in any involuntary case under applicable bankruptcy, insolvency or similar law, state or federal, now or hereinafter in effect or a decree or order appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Pledgor or for any substantial part of the assets or property of Pledgor, or ordering the winding-up or liquidation of the affairs of Pledgor, and such decree or order remains unstayed and in effect for a period of sixty (60) consecutive days, or Pledgor commences a voluntary case under any applicable bankruptcy, insolvency, or similar law, state or federal, now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian sequestrator (or similar official) of Pledgor or for any substantial part of the assets or


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property of Pledgor, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its or his debts in the ordinary course or as they become due, or shall take any action in furtherance of any of the foregoing;

              6.3 Pledgor's failure to perform or cause to be performed any term or covenant of this agreement to be performed by Pledgor, or to discharge or cause to be discharged any liability to Pledgee; or

              6.4 The occurrence or any event of default by Pledgor under the Note.

     7. REMEDIES. Upon the occurrence of any event of default, Pledgee may exercise any and all rights and remedies available to Pledgee under the California Commercial Code or other applicable laws, except as limited in this paragraph or the terms of the Note, including without limitation the right to:

              7.1 Accelerate the maturity of any indebtedness secured by this agreement and any other obligations of Pledgor to Pledgee, regardless of the terms of any promissory note or instrument evidencing the same; or

              7.2 Either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, take possession of all or part of the Shares.

     Any notice of sale, disposition of other intended action by Pledgee sent to Pledgor at least five (5) days prior to such action shall constitute reasonable notice to Pledgor. Pledgor expressly waives all rights to possession of the Shares after an event of default which has not been cured within the time allowed by Pledgee, and all claims for injuries suffered as a result of any damage or loss caused by entry or repossession. Pledgee and


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Pledgor agree that Pledgee's sole remedy with respect to a default by Pledgor under this agreement shall be retention of the Shares in full satisfaction of the indebtedness and performance secured by this agreement and that Pledgee shall not have any rights against Pledgor for any deficiency remaining after sale or other disposition or repossession of the Shares.

     8. TERMINATION. This agreement shall terminate when all obligations of Pledgor under the terms of the Note have been performed in full and Pledgor is not otherwise in breach or default under the Note or this agreement. Immediately upon termination of this agreement, Pledgeholder shall deliver, or cause to be delivered to Pledgor any share certificates evidencing any Shares held by Pledgeholder for the benefit of Pledgee pursuant to the terms of this agreement.

     9.  MISCELLANEOUS.

              9.1 ATTORNEY'S FEES. If either party commences or is made a party to any litigation, arbitration, mediation or other judicial or administrative proceeding ("proceeding") for interpleader or to enforce, interpret or obtain a declaration of rights under this agreement, the prevailing party in such proceedings shall be entitled to recover from the other party all attorneys' fees, costs (whether otherwise taxable or recoverable) and expenses incurred in connection with such proceeding or any appeal or enforcement of any judgment obtained in any such proceeding, including, without limitation, fees incurred in connection with post-judgment motions, contempt proceedings, garnishment, levy, debtor and third party examinations, discovery and bankruptcy litigation. Any judgment or order entered in any proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment or order. This attorneys' fees provisions is intended to be severable from the other provisions of this agreement, shall


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survive any judgment or order entered in any proceeding and shall not be deemed merged into any such judgment or order.

              9.2 NOTICES. All notices, requests, demands and other communications under this agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if personally delivered, (ii) one business day after delivery by overnight courier, telegram or facsimile, or
(iii) three business days after mailing if mailed by first-class mail, postage prepaid, to the parties at their addresses set forth below, or such other address designated from time to time in writing by such party to all other parties.

              9.3 AMENDMENT AND WAIVER. This agreement may be amended only by a written agreement signed by all parties to this agreement. Waiver of any provision of this agreement shall not be deemed or constitute a waiver of any other provision, nor shall such waiver constitute a continuing waiver.

              9.4 SUCCESSORS AND ASSIGNS. This agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives, successors and assigns.

              9.5 COUNTERPARTS. This agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument.

              9.6 GOVERNING LAW AND SEVERABILITY. This agreement shall be governed by and construed under the laws of the State of California. If any provision of this agreement is invalid or contravenes California law, such provision shall be deemed not to be a part of this agreement and shall not affect the validity or enforceability of the remaining provisions.


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              9.7  ENTIRE AGREEMENT.  This agreement represents the entire agreement between the parties with respect to the subject matter set forth above, and supersedes all previous oral and written agreements, communications, representations or commitments.

              9.8 FURTHER ASSURANCES. The parties covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out this agreement.

              9.9  TIME.  Time is of the essence under this agreement.

              9.10 CONSTRUCTION. This agreement has been negotiated at arms length and each party has been represented by legal counsel. Accordingly, any rule of law (including without limitation California Civil code Section
1654) or legal decision that would require interpretation of any ambiguities in this agreement against the party drafting it is not applicable and is waived. The provisions of this agreement shall be interpreted in a reasonable manner to effect the intent of the parties and the purpose of this agreement.










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     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date first hereinabove written.

               PLEDGOR:

               THE ALL AMERICAN GROUP, INC.
               a Delaware corporation

               By:  /s/ GUY E. HATFIELD
                    ----------------------------------------------------------
                    GUY E. HATFIELD, Its President

              /s/ DOROTHY HATFIELD
              ----------------------------------------------------------------
              DOROTHY HATFIELD

              /s/ GUY E. HATFIELD
              ----------------------------------------------------------------
              GUY E. HATFIELD

              /s/ JULIA HATFIELD KING
              ----------------------------------------------------------------
              JULIA HATFIELD KING

              /s/ SCOTT JEFFREY HATFIELD
              ----------------------------------------------------------------
              SCOTT JEFFREY HATFIELD

              Address:    P.O. Box 891540
                          Temecula, CA 92589-1540

              PLEDGEE:

              HOST FUNDING, INC.
              a Maryland corporation

               By:  /s/ GUY E. HATFIELD
                    ----------------------------------------------------------
                    GUY HATFIELD, Its President

              Address:    P.O. Box 891540
                          Temecula, CA 92589-1540

              PLEDGEHOLDER:

              HOTEL MORTGAGE RESOURCES, INC.
              a Delaware corporation

               By:  /s/ IAN GARDNER-SMITH
                    ----------------------------------------------------------
                    IAN GARDNER-SMITH, Chief Executive Officer

              Address:    7825 Fay Avenue, Suite 250
                          La Jolla, CA 92037


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                      AMENDMENT TO PLEDGE AGREEMENT

     THIS AMENDMENT ("Amendment") is entered into and is effective on this 28th day of September, 1995, by and between Host Funding, the Obligor the Note entered into between the Obligor and Host Funding on April 1, 1995, with reference to the following facts:

     A. On March 31, 1995, Obligor executed the Note in the amount of $1,805,675, payable to the order of AAG, which Note was subsequently assigned to Host Funding on April 1, 1995 by AAG in exchange for the Received Shares.

     B. Pursuant to the Financing Agreement, effective March 31, 1995, Obligor caused four (4) Mortgages on the Qualified Real Property to be conveyed as collateral for the obligations contained in the Financing Agreement and the Note.

     C. The purpose of this Amendment is to amend the Pledge Agreement in accordance with this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as that the Pledge Agreement shall be amended by the addition of the following new paragraph 1.4:

     1.4 Upon closing of the transactions referred to as the "Formation Transactions" in the Host Funding Form S-4 (Registration No. 33-60011 as originally filed on June 6, 1995) and the Host Funding Form S-11 (Registration No. 33-92772 as originally filed on May 26, 1995), the term "Shares" shall no longer mean the 26.2 Fractional Shares as defined above, but rather shall mean 140,000 shares of Class B Common Stock and 140,000 shares of Class C Common Stock of Host Funding.


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               PLEDGOR:
               THE ALL AMERICAN GROUP, INC.
               a Delaware corporation

               By:  /s/ GUY E. HATFIELD
                    ----------------------------------------------------------
                    GUY E. HATFIELD, Its President

              /s/ DOROTHY HATFIELD
              ----------------------------------------------------------------
              DOROTHY HATFIELD

              /s/ GUY E. HATFIELD
              ----------------------------------------------------------------
              GUY E. HATFIELD

              /s/ JULIA HATFIELD KING
              ----------------------------------------------------------------
              JULIA HATFIELD KING

              /s/ SCOTT JEFFREY HATFIELD
              ----------------------------------------------------------------
              SCOTT JEFFREY HATFIELD

              Address:    P.O. Box 891540
                          Temecula, CA 92589-1540

              PLEDGEE:

              HOST FUNDING, INC.
              a Maryland corporation

               By:  /s/ MICHAEL S. MCNULTY
                    ----------------------------------------------------------
                    MICHAEL S. MCNULTY, Its President

              Address:    8235 Douglas Avenue, Suite 1300
                          Dallas, TX 7522

              PLEDGEHOLDER:

              HOTEL MORTGAGE RESOURCES, INC.
              a Delaware corporation

               By:  /s/ IAN GARDNER-SMITH
                    ----------------------------------------------------------
                    IAN GARDNER-SMITH, Chief Executive Officer

              Address:    7825 Fay Avenue, Suite 250
                          La Jolla, CA 92037


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